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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C.  20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                April 2, 1997



                              Hecla Mining Company

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             (Exact name of registrant as specified in its charter)



                                    Delaware

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                 (State or other jurisdiction of incorporation)


          1-8491                             82-0126240

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(Commission File Number)                       (IRS Employer Identification No.)



6500 Mineral Drive
Coeur d'Alene, Idaho                         83814-8788

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(Address of principal executive offices)     (Zip Code)



                                 (208) 769-4100

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                         (Registrant's Telephone Number)








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Item 5.   OTHER EVENTS.

          On  April 2,  1997 the  Registrant issued  the press  release attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibit 99 - Press Release dated April 2, 1997.


                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY




                              By  /s/ Nathaniel K. Adams
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                                Name:   Nathaniel K. Adams
                                Title:  Corporate Counsel and
                                             Assistant Secretary


Dated:  April 4, 1997























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